------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 30, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-39, Mortgage Pass-Through Certificates, Series 2002-39).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On Devember 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-39.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated December 23, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-39.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
California                      531          $ 249,505,005.94      62.63%
Colorado                         33          $  14,677,424.78       3.68%
Florida                          16          $   8,084,924.05       2.03%
Georgia                          14          $   8,093,157.27       2.03%
Massachusetts                    18          $   8,202,369.00       2.06%
New Jersey                       21          $   9,490,685.47       2.38%
Texas                            19          $   9,049,115.31       2.27%
Other (less than 2%)            193          $  91,273,721.86      22.91%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%






----------
(1) The Other row in the preceding table includes 30 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.922% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
CLUES                            34          $  13,837,416.39       3.47%
Full/Alt                        572          $ 273,793,868.54      68.73%
Red                             194          $  86,892,658.75      21.81%
Streamlined                      45          $  23,852,460.00       5.99%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         7          $   3,045,900.00       0.76%
Hi-rise Condo                     1          $     425,000.00       0.11%
Low-rise Condo                   30          $  13,818,390.05       3.47%
PUD                             202          $  92,593,130.08      23.24%
Single Family Residence         605          $ 288,493,983.55      72.42%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
        5.500                     1          $     598,683.53       0.15%
        5.625                     1          $     593,700.00       0.15%
        5.750                     8          $   3,567,551.73       0.90%
        5.875                    51          $  25,864,452.10       6.49%
        6.000                   235          $ 108,547,782.30      27.25%
        6.125                   158          $  74,408,658.61      18.68%
        6.250                   155          $  72,056,918.39      18.09%
        6.375                   123          $  59,079,503.17      14.83%
        6.500                    71          $  34,217,757.80       8.59%
        6.625                    18          $   8,597,626.31       2.16%
        6.750                    12          $   5,046,186.12       1.27%
        6.875                     9          $   4,440,934.42       1.11%
        7.000                     1          $     340,000.00       0.09%
        7.875                     2          $   1,016,649.20       0.26%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans as shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.1938% per annum. Without the adjustment, the weighted average rate of the mortgage loans is expected to be approximately 6.1945% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinanced             181          $  79,739,878.78      20.02%
Purchase                        226          $ 107,539,767.35      26.99%
Rate/Term Refinanced            438          $ 211,096,757.55      52.99%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                   102          $  49,292,539.03      12.37%
50.01 to 55.00                   47          $  25,577,340.23       6.42%
55.01 to 60.00                   51          $  25,261,493.57       6.34%
60.01 to 65.00                   83          $  42,367,797.51      10.64%
65.01 to 70.00                   97          $  45,288,162.66      11.37%
70.01 to 75.00                  154          $  68,347,324.29      17.16%
75.01 to 80.00                  297          $ 136,800,478.28      34.34%
80.01 to 85.00                    3          $   1,226,346.11       0.31%
85.01 to 90.00                    6          $   2,440,422.00       0.61%
90.01 to 95.00                    5          $   1,774,500.00       0.45%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 67.33%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Owner Occupied                  828          $ 390,061,603.09      97.91%
Second/Vacation Home             17          $   8,314,800.59       2.09%
                          -----------------------------------------------------
                                845          $ 398,376,403.68     100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage    Aggregate Principal   Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$  250,000.01 -   $300,000.00         1      $     274,826.33       0.07%
$  300,000.01 -   $350,000.00       117      $  39,603,204.74       9.94%
$  350,000.01 -   $400,000.00       215      $  81,008,471.78      20.33%
$  400,000.01 -   $450,000.00       156      $  66,169,014.01      16.61%
$  450,000.01 -   $500,000.00       112      $  53,377,617.62      13.40%
$  500,000.01 -   $550,000.00        62      $  32,748,849.48       8.22%
$  550,000.01 -   $600,000.00        68      $  39,105,066.81       9.82%
$  600,000.01 -   $650,000.00        58      $  36,938,961.91       9.27%
$  650,000.01 -   $700,000.00         7      $   4,774,515.00       1.20%
$  700,000.01 -   $750,000.00        10      $   7,291,600.00       1.83%
$  750,000.01 - $1,000,000.00        34      $  30,921,899.96       7.76%
$1,000,000.01 - $1,500,000.00         5      $   6,162,376.04       1.55%
                                -----------------------------------------------
                                    845      $ 398,376,403.68     100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $471,451.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
        360                     674          $ 319,966,273.76      80.32%
        359                     135          $  60,940,651.52      15.30%
        358                       4          $   1,960,872.83       0.49%
        357                       2          $     971,765.73       0.24%
        356                       1          $     340,944.33       0.09%
        300                       2          $     796,500.00       0.20%
        240                      26          $  13,064,879.00       3.28%
        239                       1          $     334,516.51       0.08%
                                -----------------------------------------------
                                845          $ 398,376,403.68     100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 356 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  January 13, 2003



                                       5